                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                               AMENDMENT NUMBER 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 4, 2005
                                                 -------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                        0-14183                81-0141785
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

1 First Avenue South, Great Falls, Montana                         59401
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (406) 791-7500
                                                   -----------------------------

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|   |   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
|   |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
|   |   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
|   |   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends in its entirety the  registrant's  Form
8-K filed on March 10, 2005 with respect to Item 4.01 regarding the registrant's change in certifying accountant.

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a)  Dismissal of Independent Accounting Firm.

          (i)  Pursuant to its normal review of its outside audit  requirements, the Audit  Committee  of the Board of  Directors  of the  Company
               requested   proposals  for  its  independent   auditor  services.
               Pursuant to the award of services  to another  firm,  the Company dismissed  Deloitte & Touche LLP (the "principal  accountant") as its independent accountant on March 4, 2005.

          (ii) Except  as  otherwise  disclosed  herein,  none of the  principal accountant's reports on the consolidated  financial statements of the  Company  for the  Company's  two most  recent  fiscal  years contained an adverse  opinion or a disclaimer of opinion,  or was
               qualified  or  modified  as  to  uncertainty,   audit  scope,  or
               accounting principles. In its unqualified opinion dated September
               30, 2003, the principal  accountant  noted that effective July 1,
               2002,  the  Company   adopted  the  provisions  of  Statement  of
               Financial  Accounting  Standards ("SFAS") No. 143, Accounting for
               Asset Retirement  Obligations.  In its unqualified  opinion dated
               December  16,  2004,  the  principal  accountant  noted  that the consolidated  financial statements for fiscal years 2003 and 2002 had been restated.

          (iii)The decision to change  independent  accountants  was approved by the Audit Committee of the Board of Directors of the Company.

          (iv) During the preceding two fiscal years and any subsequent  interim period preceding the dismissal of the principal  accountant,  the
               Company had no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,  which disagreements, if not resolved to the satisfaction of the principal  accountant, would have caused the principal  accountant to make  reference to the subject matter of the  disagreements  in connection  with the principal accountant's reports.

          (v)  Except as  otherwise  disclosed  herein,  none of the  reportable events listed in paragraphs  (a) (1) (v) (A) - (D) of Item 304 of
               Regulation  S-K occurred  during the two most recent fiscal years and any subsequent  interim period preceding the dismissal of the principal accountant. On September 29, 2004, the Company issued a press release announcing that the previously issued  consolidated financial statements for the fiscal years ended June 30, 2002 and
               June 30,  2003 and the first  three  quarters  of the fiscal year ended June 30, 2004  should not be relied upon  because of errors in those

               financial  statements  and that the Company  likely would restate those  financial  statements  to make  the  necessary  accounting adjustments.  In connection  with the Company's  audit for fiscal
               2004, and after  discussions  between the Audit Committee and the principal  accountant,  the Company corrected its accounting with regard to certain natural gas agreements following a review which identified  accounting  treatment issues with the agreements.  In
               connection   with  the  Company's  audit  for  fiscal  2004,  the
               Company's  principal  accountant  advised the Company that it had identified a material weakness in the Company's  internal control over financial reporting in connection with derivative contracts.

          (vi) During  fiscal  year 2004 and the first part of fiscal year 2005, the Company  implemented  changes in the  internal  control  over financial  reporting  to address  the  material  weakness.  Those changes  involved  implementation  of procedures  respecting  the
               contracting   for  gas  under   natural  gas  purchase  and  sale
               agreements,  including  establishing  a  separation  between  the
               deal-making    function   and   the   accounting   and   contract
               administration  functions,  establishment  of record  systems and procedures that require  reconciliation of actual  performance by the contracting parties against the prices,  quantities and other
               material  terms  specified  in  the  agreements,   and  redundant
               documentation  for every agreement  regarding its  classification pursuant to SFAS No. 133.  The  procedures  are  designed to make sure that all material  obligations entered into on behalf of the
               Company or its subsidiaries  receive proper review and that those agreements  are enforced and  performed  according to their terms and  conditions.  The  procedures  are also designed to make sure
               that   the   Company   complies   with   applicable    accounting
               requirements.

               The Company's  principal  accountant recently advised the Company of an  ongoing  material  weakness  in  the  Company's  technical ability to properly  identify,  analyze  and record  transactions involving derivative instruments under SFAS No. 133.

         (vii) The  Company  intends  to  provide  its  accounting   staff  with
               additional  training on the  identification  and  accounting  for derivative  instruments,  contracts  qualifying  for  the  normal purchase  and sales  exception  under SFAS No.  133,  and unusual financing  arrangements.  The Company is also considering whether to retain an  independent  expert to advise  the  Company on such matters on an on-going  basis.  In addition to these  steps,  the
               Company  continues to evaluate how it can further  strengthen its policies and procedures related to identifying and accounting for derivative instruments.

        (viii) The Company has  authorized  the principal  accountant to respond fully to the inquiries of the new independent accountant,  Hein &
               Associates  LLP,  concerning  the  material  weakness and related restatement of the

               Company's consolidated financial statements for fiscal years 2002 and 2003 and the first three quarters of fiscal 2004.

          (ix) The Company has provided the principal  accountant with a copy of this Form 8-K,  as  amended,  and  requested  that the  principal accountant  furnish the Company  with a letter,  addressed to the
               Securities and Exchange  Commission,  stating  whether or not the principal accountant agrees with the above statements.  A copy of this letter,  dated March 24,  2005,  is filed as Exhibit 16.1 to this Form 8-K, as amended.

     (b)  Engagement of New Independent Accountants.

          (i)  On March 4, 2005, the Company  engaged Hein & Associates LLP (the
               "new independent accountant") to audit the Company's consolidated financial  statements.  The new  independent  accountant  was not consulted on any matter described in Item 304(a)(2) of Regulation
               S-K  during  the  Company's  two most  recent  fiscal  years  and subsequent  interim  periods  preceding the engagement of the new independent  accountant.  Although Hein & Associates  LLP was not consulted on the application of accounting  principles in regards to the  derivative  accounting  related to natural gas contracts, the Company did engage Hein & Associates  LLP as a consultant  to review  the  work  that the  Company  completed  in its  internal analysis  of  these  contracts.  The  results  of the  procedures performed by  management,  and  consulted on by Hein & Associates
               LLP, were reported in its Annual Report on Form 10-K for the year ended June 30,  2004.  Hein &  Associates  LLP did not consult or advise  the  Company  on any  changes  to its  internal  controls related to the material  weakness noted by Deloitte & Touche LLP.
               The new  independent  accountant  has  reviewed  and approved the content of this report on Form 8-K, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibit is filed herewith:

     16.1 Letter from Deloitte & Touche LLP dated March 24, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       ENERGY WEST, INCORPORATED

                                       By:  /s/ John C. Allen
                                          --------------------------------------
                                          John C. Allen
                                          Senior Vice President and General
                                          Counsel

Date:  March 25, 2005

                                INDEX TO EXHIBITS

Exhibit
Number                                  Description
=======           ==============================================================

16.1              Letter from Deloitte & Touche LLP dated March 24, 2005.